UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

September 26, 2012

Date of Report (Date of earliest event reported)

___________________________________________________________

ACURA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120

Palatine, Illinois 60067

(Address of principal executive offices) (Zip Code)

(847) 705-7709

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 26, 2012 we entered into a letter agreement (“Letter Agreement”) with King Pharmaceuticals Research & Development, Inc. (“King”), now a subsidiary of Pfizer, Inc., (collectively “Pfizer”) relating to the License, Development and Commercialization Agreement dated October 30, 2007 (the “License Agreement”) between King and us.

As previously reported, on July 26, 2012 Pfizer provided notice to us of exercise of its right to terminate the license under the License Agreement to three development-stage products (oxycodone hydrochloride with acetaminophen, hydrocodone bitartrate with acetaminophen and an undisclosed third product) using the Company’s Aversion® Technology (the “Returned Products”). Pursuant to the License Agreement, prior to entry into of the Letter Agreement, such termination was to be effective twelve months after such notice.

Pursuant to the termination and the Letter Agreement:

•	Pfizer’s license to the Returned Products will immediately terminate. We will no longer be eligible for milestones or royalties relating to the Returned Products.
•	We have the right to commence development of the Returned Products. Pfizer will transfer to us requested studies, data, regulatory filings and other information relating to the Returned Products pursuant to a transition process.

•	If any of the Returned Products are approved by the U.S. Food and Drug Administration, we can commercialize such Returned Product.

•	Certain mu opioids agreed to by us and Pfizer will not be subject to licensing by Pfizer in the future.

•	Pfizer retains all rights to OXECTA® (oxycodone hydrochloride) Tablets CII, and product line extensions thereof. Pfizer’s marketing and royalty payment obligations under the License Agreement relating to OXECTA® remain unchanged.

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Item 8.01      Other Events

On September 26, 2012 we issued a press release relating to the Letter Agreement, which press release is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits

Exhibit Number	Description

10.1	Letter Agreement dated September 24, 2012 (executed September 26, 2012) between Acura Pharmaceuticals Inc. and King Pharmaceuticals Research and Development, Inc. (Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.)

99.1	Press Release dated September 26, 2012 Announcing Pfizer’s Immediate Return of Development Products.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date:     September 26, 2012

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Exhibit Number	Description

10.1	Letter Agreement dated September 24, 2012 (executed September 26, 2012) between Acura Pharmaceuticals Inc., and King Pharmaceuticals Research and Development, Inc. (Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.)

99.1	Press Release dated September 26, 2012 Announcing Pfizer’s Immediate Return of Development Products.

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